                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1994-A
                                  OCTOBER 1997
                           PAYMENT November 17, 1997
               6.90% SECURITIZED NET INTEREST MARGIN CERTIFICATES


                                CUSIP#                393534AA0
                                Trust Account #       33-31829-0
                                Distribution Date:    November 17, 1997


SECURITIZED NET INTEREST MARGIN
-------------------------------                               PER $1,000
CERTIFICATES                                                   ORIGINAL
------------                                                  ----------

1.   Amount Available                    8,792,010.46

Interest

2.   Aggregate Interest                  1,348,343.39          2.65421927

3.   Amount Applied to:
     (a)  accrued but unpaid Interest

4.   Remaining:
     (a)  accrued but unpaid Interest    1,348,343.39

5.   Monthly Interest

Principal

6.   Current month's principal
     distribution                        7,443,667.07         14.65288793

7.   Remaining outstanding principal
     balance                           227,050,835.54         446.9504637
     Pool Factor                            .44695046

8.   Present value of the projected
     remaining aggregate cashflows of
     the Finance I Assets and the
     Residual Assets, as of the immediately
     preceding Distribution Date        342,31,940.40**

                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1994-A
                                  OCTOBER 1997
                           PAYMENT November 17, 1997
               6.90% SECURITIZED NET INTEREST MARGIN CERTIFICATES
                                     Page 2

CUSIP#                393534AA0
Trust Account #       33-31829-0
Distribution Date:    November 17, 1997

SECURITIZED NET INTEREST MARGIN
-------------------------------                               PER $1,000
CERTIFICATES                                                   ORIGINAL
------------                                                  ----------

9.   Aggregate amount on deposit in
     reserve funds:
     (i)  attributable to the Residual
          Assets                        76,557,181.31
     (ii) attributable to this
          securitization                24,262,858.87

10.  Aggregate principal balance of
     loans refinanced by Green Tree
     Financial Corp.                    13,488,330.13

11.  Weighted average CPR                       15.66%

12.  Weighted average CDR                        2.54%

13.  Annualized net loss percentage              1.41%

14.  Delinquency    30-59 day                     .81%
                    60-89 day                    0.23%
                    90+ day                      0.43%
                    Total 30+                    1.47%

First Trust N.A. Paying Agent/Bondholder Relations (612) 973-6700

**Present value of the projected remaining cashflows is based on estimated future performance of the underlying loans. These projections are subject to ongoing evaluation based upon a number of factors, including historical performance. As such, this projected value may change periodically, not only as a result of actual experience but also as a result of revisions made to the assumptions upon which such projections are based.

The assumptions utilized in projecting this value are in the process of being re-assessed at the time of publication of this report. The amount shown represents the present value of projected remaining cashflows based on assumptions similar to those used in the previous period.

GREEN TREE FINANCIAL CORP.
NET INTEREST MARGIN TRUST 1994-A
OCTOBER 1997
PAYMENT November 17, 1997

                                         Fee Assets
                  ----------------------------------------------------------
                    Guarantee    GNMA   Excess        Inside       Fee Asset
                      Fees     Excess Servicing        Refi          Total
                  ------------ ------------------   ----------     ----------
MaHCS 1987-A        4,647.78             5,538.43       412.68      10,598.89
MaHCS 1987-B       39,348.00            14,165.96     2,614.25      56,128.21
MLMI 1987B         17,014.95             3,750.06       710.30      21,475.31
MLMI 1987C         38,155.64             6,826.22     1,707.91      46,689.77
MLMI 1988E         38,357.08             6,632.69     3,906.63      48,896.40
MLMI 1988H                               6,755.15                    6,755.15
MLMI 1988Q                              10,325.56                   10,325.56
MLMI 1988X                               7,922.98                    7,922.98
MLMI 1989B                               4,705.73                    4,705.73
MLMI 1989D                               9,493.68                    9,493.68
MLMI 1989F         41,892.92            13,543.04     7,628.29      63,064.25
MLMI 1989H         27,323.71            11,939.11     4,810.86      44,073.68
MLMI 1990B         13,584.09             7,713.79     2,128.19      23,426.07
MLMI 1990D                                            1,590.34       1,590.34
MLMI 1990G         39,448.21            13,720.20    10,373.63      63,542.04
MLMI 1990I
MLMI 1991B                              10,128.48                   10,128.48
MLMI 1991D                              14,559.83                   14,559.83
MLMI 1991G                              21,022.33                   21,022.33
MLMI 1991I                              22,281.11                   22,281.11
MLMI 1992B                              70,178.91                   70,178.91
MLMI 1992D                              38,545.44                   38,545.44
GTFC 1992-1                                         101,276.18     101,276.18
GTFC 1992-2        58,193.93            59,603.47    30,675.58     148,472.98
GTFC 1993-1       195,703.76            53,885.94    40,339.82     289,929.52
GTFC 1993-2       122,175.05           104,684.05   103,560.87     330,419.97
GTFC 1993-3       759,742.27           160,395.90   170,391.60   1,090,529.77
GTFC 1993-4                            184,613.73                  184,613.73
                 --------------------------------------------------------------
Conventional    1,395,587.39           862,931.79   482,127.13   2,740,646.31

                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1994-A
                                  OCTOBER 1997
                           PAYMENT November 17, 1997


   GNMA Servicing Fees      2,016,762.07      258,790.64      2,275,552.71
   FHA Payment               (633,773.36)                      (633,773.36)
   Servicing                 (343,536.29)                      (343,536.29)
   Prepayment shortfalls     (188,605.96)                      (188,605.96)
   Liquidation Losses        (435,263.09)                      (435,263.09)
                            ----------------------------------------------
  GNMA                        415,583.37      258,790.64        674,374.01


Total amount of Guarantee Fees, GNMA Excess Spread, Excess
Servicing Fees, and Inside Refinance Payments                  3,415,020.32

Payment on Finance 1 Note                                      3,415,020.32

Allocable to Interest (current)                                  587,222.08

Allocable to accrued but unpaid Interest                                .00

Accrued and unpaid Trustee Fees                                         .00

Allocable to Principal                                         2,827,798.24

Finance 1 Note Principal Balance                              99,297,781.20

                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1994-A
                                  OCTOBER 1997
                           PAYMENT November 17, 1997

                                                 Inside
                                    Residual      Refi        Total
                                  ------------ ----------  -----------
MaHCS 1987-A                             .00                       .00
MaHCS 1987-B                             .00                       .00
MLMI 1987B                               .00                       .00
MLMI 1987C                               .00                       .00
MLMI 1988E                               .00                       .00
MLMI 1988H                         11,431.75    1,300.10     12,731.85
MLMI 1988Q                         61,885.45    8,666.86     70,552.31
MLMI 1988x                         40,556.50    4,751.79     45,308.29
MLMI 1989B                          4,041.20      770.25      4,811.45
MLMI 1989D                         11,117.06    1,427.11     12,544.17
MLMI 1989F                               .00                       .00
MLMI 1989H                               .00                       .00
MLMI 1990B                               .00                       .00
MLMI 1990D                               .00                       .00
MLMI 1990G                               .00                       .00
MLMI 1990I                      3,264,285.08   73,530.27  3,337,815.35
MLMI 1991B                         56,434.23   51,988.31    108,422.54
MLMI 1991D                            494.07    9,031.00      9,525.07
MLMI 1991G                        165,048.23   97,471.55    262,519.78
MLMI 1991I                         82,264.64   73,280.91    155,545.55
MLMI 1992B                        476,319.08  256,056.67    732,375.75
MLMI 1992D                         74,029.96  162,919.68    236,949.64
GTFC 1992-1                              .00                       .00
GTFC 1992-2                              .00                       .00
GTFC 1993-1                              .00                       .00
GTFC 1993-2                              .00                       .00
GTFC 1993-3                              .00                       .00
GTFC 1993-4                       262,365.16  125,523.23    387,888.39
                                ------------  ----------  ------------
                                4,510,272.41  866,717.73  5,376,990.14

Total Residual and Inside
 Refinance Payments                                       5,376,990.14
                                                          ------------